Exhibit 10.18

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (this “Fourth Amendment”), dated as of May 5, 2026 (the “Fourth Amendment Effective Date”), is entered into by and among FORGE NANO, INC., a Delaware corporation (“Borrower”), each of the undersigned Lenders party to the Credit Agreement (as defined below), and OIC INVESTMENT AGENT, LLC, as administrative agent and collateral gent (the “Agent”).

RECITALS

WHEREAS, the parties hereto have entered into that certain Credit Agreement, dated as of May 5, 2023, among Borrower, the Lenders from time to time party thereto, and the Agent (and as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Agent and the Lenders agree to amend the Credit Agreement in order to extend the Final Maturity Date; and WHEREAS, the Agent and the undersigned Lenders, which constitute the Required Lenders, have agreed to amend the Credit Agreement as set forth in this Fourth Amendment and subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the parties hereto agree as follows:

SECTION 1.Definitions. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2.Amendment to Credit Agreement. Subject to the terms and conditions herein, including the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereby amend Section 1.01 (Defined Terms) of the Credit Agreement as of, from and subsequent to the Fourth Amendment Effective Date, by amending and restating the definition of “Final Maturity Date” set forth therein to read in its entirety as follows:

“Final Maturity Date” means the earlier of (i) August 31, 2026, and (ii) the date that is seven (7) days prior to the Closing Date (as such term is defined in the Agreement and Plan of Merger, dated as of April 20, 2026, by and among Archimedes Tech SPAC Partners II Co., a Cayman Islands exempted company (“ATII”), ATII Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of ATII, ATII Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of ATII, ATII Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of ATII, and Borrower).

SECTION 3.Conditions Precedent. This Fourth Amendment shall become effective on the Fourth Amendment Effective Date when each of the conditions set forth in this Section 3 shall have been satisfied:

3.1.The Agent shall have received an executed counterpart (or counterparts) of this Fourth Amendment, duly executed and delivered by Borrower and Lenders constituting the Required Lenders.

3.2.At the time of and immediately after giving effect to this Fourth Amendment on the Fourth Amendment Effective Date, the representations and warranties set forth in Section 4 hereof shall be true and correct.

3.3.The Agent and the Lenders shall have received all costs and expenses described in Section 5.1 hereof.

SECTION 4.Representations and Warranties. Borrower hereby represents and warrants as follows:

4.1.As of the date hereof, no Default or Event of Default has occurred and is continuing, and no event has occurred and is continuing which would reasonably be likely to result in the occurrence of a Default or Event of Default immediately following the effectiveness of this Fourth Amendment;

4.2.The execution, delivery and performance by Borrower of this Fourth Amendment is within its corporate power and authority and has been duly authorized by all necessary action on the part of, and have been duly and validly executed and delivered by, Borrower;

4.3.At the time of and immediately after giving effect to this Fourth Amendment, all representations and warranties of Borrower set forth in the Financing Documents are true and correct in all material respects (except for those representations and warranties that are already qualified by materiality, which shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date, in each case before and after giving effect hereto, except to the extent made as of a specific date (in which case such representations and warranties shall be true and correct in all material respects (except for those representations and warranties that are already qualified by materiality, which shall be true and correct in all respects) as of such date);

4.4.This Fourth Amendment constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as enforcement may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and (b) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

4.5.The execution, delivery and performance by Borrower of this Fourth Amendment do not and will not (a) violate its certificate of incorporation or its bylaws, (b) violate or result in a breach of, or constitute a default under, any indenture, loan agreement, mortgage, or other instrument or agreement to which it is a party or by which it is bound or to which any of its Property or assets are subject, except to the extent that any such violation, breach or default could not reasonably be expected to have a Material Adverse Effect, (c) conflict with or result in a breach of, or constitute a default under, any applicable law, except to the extent that any such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect or (d) result in the creation or imposition of any Lien (other than a Permitted Lien) upon its Property or assets, now owned or hereafter acquired.

SECTION 5.Miscellaneous.

5.1.Costs and Expenses. Borrower agrees to pay on demand all reasonable and documented out-of-pocket costs and expenses of (a) the Lenders incurred in connection with the preparation, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder, and (b) the Agents incurred in connection with the preparation, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and out-of-pocket expenses of Morgan, Lewis & Bockius LLP, counsel for the Agents, with respect thereto).

5.2.Entire Agreement; Effect of Amendment. This Fourth Amendment, and the terms and provisions hereof, and the documents referenced herein, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof. There are no oral agreements among the parties pertaining to the subject matter hereof. Each of the Credit Agreement and the other Financing Documents (as amended hereby) shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Fourth Amendment shall not, except as expressly set forth herein, operate as a consent to, as a waiver of or as an amendment of, any right, power, or remedy of the Agent or any Lender under the Credit Agreement or any other Financing Document, in each case, as in effect prior to the date hereof. To the extent that any terms or provisions of this Fourth Amendment conflict with those of the Credit Agreement or other Financing Documents, the terms and provisions of this Fourth Amendment shall control. This Fourth Amendment is a “Financing Document” for all purposes.

5.3.Reaffirmation. Borrower hereby (a) acknowledges and reaffirms its obligations to the Agents and each Lender under the Financing Documents (as amended hereby) to which it is a party, and (b) agrees that each of the Financing Documents (as amended, modified or waived hereby) to which it is a party shall remain in full force and effect.

5.4.Ratification of Security Interests and Liens. Borrower confirms and agrees that: (a) all security interests and Liens granted to the Collateral Agent pursuant to the Financing Documents continue in full force and effect and (b) all Collateral remains free and clear of any Liens other than Liens in favor of the Collateral Agent and other Permitted Liens. Nothing herein contained is intended to impair the validity, priority and extent of the Collateral Agent’s security interest in and Liens upon the Collateral. Borrower shall execute and deliver such further documents and take such further action as may be reasonably requested to effectuate the provisions and purposes of this Fourth Amendment.

5.5.Incorporation by Reference. Sections 10.06 (Counterparts; Integration; Effectiveness), 10.07 (Severability), 10.09 (Governing Law; Jurisdiction; Etc.), 10.11 (Headings), 10.12 (Confidentiality) and 10.18 (Electronic Execution of Assignments and Certain Other

Documents) of the Credit Agreement are hereby incorporated by reference as if fully set forth in this Fourth Amendment mutatis mutandis.

5.6.Reference to the Credit Agreement. On and after the date of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” and words of like import referring to the Credit Agreement and each reference in the other Financing Documents to “the Credit Agreement”, “thereunder”, “thereof”, “therein” and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Fourth Amendment

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the day and year first above written.

BORROWER:

FORGE NANO, INC.,

By:	/s/ Paul Lichty
	Name:	Paul Lichty
	Title:	CEO

[Signature Page to Fourth Amendment]

AGENT:

OIC INVESTMENT AGENT, LLC,

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Investment Partner, Head of Infra Growth

[Signature Page to Fourth Amendment]

REQUIRED LENDERS:

OIC GROWTH FUND I, L.P., as Lender and Warrant holder

By:	OIC Growth Fund I GP, L.P.
Its:	general partner

By:	OIC Growth Fund I Upper GP, LLC
Its:	general partner

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Investment Partner, Head of Infra Growth

OIC GROWTH FUND I PV, L.P., as Lender and Warrant holder

By:	OIC Growth Fund I GP, L.P.
Its:	general partner

By:	OIC Growth Fund I Upper GP, LLC
Its:	general partner

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Investment Partner, Head of Infra Growth

OIC GROWTH FUND I AUS, L.P., as Lender and Warrant holder

By:	OIC Growth Fund I GP, L.P.
Its:	general partner

By:	OIC Growth Fund I Upper GP, LLC
Its:	general partner

[Signature Page to Fourth Amendment]

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Investment Partner, Head of Infra Growth

[Signature Page to Fourth Amendment]

OIC GROWTH FUND I GPFA, L.P., as Lender and Warrant holder,

By:	OIC Growth Fund I GP, L.P.
Its:	general partner

By:	OIC Growth Fund I Upper GP, LLC
Its:	general partner

By:	/s/ Jeremy Glick
	Name:	Jeremy Glick
	Title:	Managing Director, Head of Infra Growth

[Signature Page to Fourth Amendment]